Exhibit 10.39

                         STOCK PLEDGE AND LOAN AGREEMENT

     STOCK PLEDGE AND LOAN AGREEMENT (this "Agreement" or this "Stock Pledge and Loan Agreement") is dated as of the 5th day of February, 2001, by and between ROBERT P. RESTREPO, JR. and MARY FRANCES RESTREPO, individually and collectively, residing at 6 Kenmore Road, Bloomfield, Connecticut 06000 (hereinafter, "Pledgor") and AMGRO, INC., a Massachusetts corporation with an address at 100 North Parkway, Worcester, Massachusetts 01605 (hereinafter, "AMGRO").

     WHEREAS, Pledgor hereby applies to AMGRO for a loan and in consideration of AMGRO granting the same, Pledgor hereby agrees to the terms and conditions contained in this Agreement; and

     WHEREAS, at the time of the execution of this Agreement AMGRO has established a line of credit in favor of Pledgor in the principal amount of One Million Dollars ($1,000,000) (the "LOC"); and

     WHEREAS, the Pledgor has executed a Credit Line Promissory Note (hereinafter the "Note") providing for the repayment of the amount of the LOC, together with interest as set forth therein; and

     WHEREAS, a copy of the Note is attached hereto and incorporated herein by reference as Exhibit A; and

     WHEREAS, the Pledgor is now the sole record, legal and beneficial owner of a portion of the capital stock of Allmerica Financial Corporation ("AFC"), consisting of Restricted Common Stock (the "Restricted Stock"), and Unrestricted Common Stock (the "Unrestricted Stock") as set forth in Exhibit B, and

     WHEREAS, the Pledgor during the time the Note is outstanding may receive additional Restricted Stock which according to its terms may become Unrestricted Stock (the "Future Restricted Stock"); and

     WHEREAS, the Pledgor is now the sole record, legal and beneficial owner of Vested and Unvested Stock Options of AFC (in the aggregate hereinafter referred to as "Current Stock Options") as set forth in Exhibit B

     WHEREAS, the Pledgor during the time the Note is outstanding may receive additional Stock Options (the "Future Stock Options"); and

     WHEREAS, the Current Stock Options and the Future Stock Options are sometimes referred to herein as "Stock Options"; and

     WHEREAS, the Restricted Stock, the Future Restricted Stock and the Unrestricted Stock are sometimes referred to herein as the "Shares"; and

     WHEREAS, the parties agree that the Shares and the Stock Options should be assigned,

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                                       2

transferred and delivered to AMGRO in order to secure the obligations under the Note and this Agreement, and to secure the payment of the principal and interest on the Note pursuant to its terms and to the terms, provisions and conditions of this Stock Pledge and Loan Agreement;

     NOW, THEREFORE, in consideration of the LOC and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties covenant and agree as follows:


1. The Pledgor hereby assigns, transfers, and delivers to AMGRO all of the Pledgor's right, title and interest in and to the Shares, represented by the certificate number(s) specified on Exhibit B hereto, the Shares shall be duly endorsed in blank or with stock power attached, together with all of the Pledgor's right, title and interest in and to all dividends, income and issues therefrom, and all rights of preemption, or other rights attached thereto;

     TO HAVE AND TO HOLD such Shares, along with the dividends, income, issues and right to AMGRO, its successors and assigns, to its and their own use forever, but subject, nevertheless, to the terms, provisions and conditions which are set forth herein.

2. So long as the terms, provisions and conditions of this Agreement shall be kept and performed by the Pledgor, the Pledgor shall have the right to vote the Shares at all meetings of shareholders for the election of directors, held at any time while the LOC or any part thereof remains unpaid; and AMGRO shall, before any annual meeting or special meeting of shareholders for the election of directors, execute (upon written request by the Pledgor) such instruments as are reasonably necessary to appoint the Pledgor as proxy; PROVIDED, HOWEVER, that without the prior written consent of AMGRO, the Pledgor shall not vote the Shares or any of them, for the purpose of taking any action(s) which will dilute or diminish the value of the Shares pledged as security hereunder.

     AND PROVIDED FURTHER that, except as otherwise provided herein, all dividends and income hereafter declared on such shares during the term of this Agreement and received by as a result of its record ownership of such shares shall be paid over to the Pledgor immediately upon receipt.

3. The Pledgor hereby assigns, transfers, and delivers to AMGRO all of the Pledgor's right, title and interest in and to the Stock Options specified on Exhibit B hereto, together with all of the Pledgor's right, title and interest in and to issues therefrom, and all rights of preemptions, or other rights attached thereto.

     TO HAVE AND TO HOLD such Stock Options along with the issues and right to AMGRO, its successors and assigns, to its and their own use forever, but subject, nevertheless, to the terms, provisions and conditions which are set forth herein.

4. In the event that any action or event proscribed in Section 12, below, takes place, whether with or without the consent or participation of the Pledgor, then, at the option of

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                                       3

     AMGRO, all principal and interest then owing to AMGRO from the Pledgor shall immediately become due and payable.

5. Pledgor warrants and covenants that Pledgor is the sole lawful owner and holder of the Shares and the Stock Options set forth above and has valid and marketable title thereto, free and clear of any claims, liens, restrictions or encumbrances of or by others, and the Pledgor has the absolute and unrestricted right, power, authority and capacity to pledge, assign, transfer and deliver such shares as herein provided, without prior consent of any other person or entity whatsoever, except, in each case, as specifically set forth in Exhibit C hereto, which Exhibit is expressly made a part hereof.

6. Pledgor covenants that, so long as any part of the LOC or any interest accrued thereon shall remain unpaid:

     (a) Pledgor shall and will, at all times, comply with all acts, laws, rules, regulations and orders of any national, state, legislative, executive, administrative or judicial body, commission or office exercising any power of regulation or supervision over the Pledgor, or over any part of the assets thereof; and

     (b) The Pledgor will not, and shall not attempt to, assign, transfer, mortgage, sell, hypothecate or pledge, in whole or in part, the Shares or the Stock Options, except as expressly provided herein; and

     (c) The Pledgor shall and will furnish to AMGRO such financial information as may be required under this Stock Pledge and Loan Agreement; and

     (e) The Pledgor shall and will (i) keep its property adequately insured at all times with responsible insurance companies against loss or damage by fire or other hazards, (ii) maintain adequate insurance at all times with responsible insurance carriers against liability on account of damage to persons and property, and (iii) maintain such other insurance as may be required by law or as may be reasonably required by AMGRO.

7. Pledgor covenants and agrees that Pledgor shall promptly pay and discharge, as they become due and payable, any and all attachments, liens, taxes, assessments and government charges imposed upon the Shares and/or the Stock Options pledged hereunder, or upon any part of them, the lien(s) of which might be held prior to the lien created hereby, so that the priority of the lien created hereby may be fully preserved, and that the Pledgor shall not and will not do or suffer any matter or thing whatsoever, by which the lien created hereby might be impaired, until the Note, together with all interest accrued thereon, and all other claims under this Stock Pledge and Loan Agreement, and/or the Note, shall be fully paid, satisfied and discharged. Pledgor further covenants and agrees to promptly pay and discharge, when due, all taxes, excepting taxes as to which payment may be deferred by reason of the circumstances that Pledgor is in good faith contesting the obligation and so notifies AMGRO in writing thereof, against Pledgor

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                                       4

     and/or the assets and/or property thereof, including without limitation the Shares and/or Stock Options. AMGRO may, at its option, pay and discharge such taxes on Pledgor's behalf, any such payments to become immediately due and owing, plus interest, by the Pledgor to AMGRO.

8. Pledgor covenants that if any action at law or in equity, or any other proceeding, shall be commenced against the Pledgor, then, in such event, Pledgor will immediately, in writing, notify AMGRO of such action or proceeding. Pledgor hereby represents and warrants that there are no pending or threatened actions, suits or proceedings against Pledgor before any court or administrative agency which involve, individually or in the aggregate, a material amount not covered by insurance or which will, under current or foreseeable conditions, materially adversely affect the financial condition of Pledgor.

9. Pledgor covenants that, upon the request of AMGRO, Pledgor will take such steps and execute and deliver such financing statements and/or perform such further acts and deeds as shall be requested to effectuate the intention of this Agreement. Pledgor further covenants to file and record these presents and/or render the collateral security, whether now owned or hereafter acquired, subject to the terms, provisions and conditions contained herein.

10. If any liquidating dividend or dividends shall be received by AMGRO in respect of any of the shares of stock, any such dividend or dividends shall be applied first by AMGRO to the payment of the principal of the debt evidenced under the Note, subject to the terms and conditions of Section 2 hereof.

11. Pledgor covenants, warrants and represents that the Shares and/or Stock Options pledged under this Agreement shall be so noted on the books of AFC to AMGRO; that there are no restrictions upon the transfer of any of the Shares or Stock Options other than as may appear on the face of the certificate(s) thereof and/or as set forth in Exhibit C hereto; that the Pledgor has the absolute right to pledge the Shares and the Stock Options free from any encumbrances, restrictions or agreements, except as otherwise provided in Exhibit C hereto; and that there are no facts (either personally known to the Pledgor or which due diligence would have disclosed) which are not set forth in this Agreement or other documents heretofore delivered by the Pledgor and which would have a material, adverse effect upon the Pledgor's solvency.

12. In each, every and any case where one or more of the events listed below occurs, AMGRO may declare the principal and accrued interest of the Note to be immediately due and payable. Upon such declaration, the same shall become due and payable, in accordance with the terms and conditions contained in the Note and this Stock Pledge and Loan Agreement. These "Events of Default" are as follows:

     (a) failure in the payment or performance, when due or payable of any installment under the Note, which failure continues for more than five
          (5) days; or

     (b) the making by the Pledgor, at any time, of any misrepresentation to AMGRO for

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                                       5

          the purpose of obtaining credit or an extension of credit; or

     (c)  the death or legal incapacity of the Pledgor; or

     (d)  insolvency of the Pledgor; or

     (e) the appointment of a receiver for any part of the property of the Pledgor; or

     (f)  an assignment for the benefit of creditors by the Pledgor; or

     (g) the calling of a meeting of creditors of, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against, the Pledgor; or

     (h) any encumbrance of any of the Shares and/or Stock Options, or the voluntary or involuntary transfer of any of the Shares or Stock Options by way of sale, pledge, assignment, mortgage, transfer, creation of a security interest, levy, garnishment or other judicial process; or

     (i) such material change in the financial condition or affairs of the Pledgor as in the reasonable discretion of AMGRO impairs AMGRO's security or increases its risk; or

     (j) the Pledgor's employment with Allmerica and/or the affiliates and/or subsidiaries thereof, is terminated for any reason.

     (k) a Change in Control as defined in the AFC Long-Term Stock Incentive Plan occurs, and as a result of such Change in Control, Pledgor receives or is eligible to receive a payment in cash for the Shares and/or Stock Options.

13. Upon any of the aforementioned events of default, AMGRO may, immediately, without demand for payment, without advertising, and without notice to the Pledgor, each and all of which is, and are, expressly waived, sell any or all of the Shares and/or Stock Options pledged hereunder at a public or private sale, and apply the proceeds of such sale, as far as needed, toward the payment of the whole of the indebtedness, together with the interest and expenses of sale; and the Pledgor shall remain responsible for any deficiency remaining unpaid after such application; AND IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT AMGRO OR AFC MAY ITSELF BE A PURCHASER AT ANY SUCH SALE OF THE WHOLE OR ANY PART, OF THE SHARES OF STOCK OR STOCK OPTIONS SOLD, FREE FROM ANY RIGHT, OR EQUITY OF REDEMPTION, SUCH RIGHT AND EQUITY BEING HEREBY EXPRESSLY WAIVED AND RELEASED.

14. (a) No remedy or right conferred by this Agreement upon, or reserved to, AMGRO is intended to be to the exclusion of any other remedy or right, but each and every such remedy or right shall be cumulative, and shall be in addition to every other remedy or

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                                       6

     right given hereunder, and now or hereafter existing at law or in equity.

     (b) No delay or omission by AMGRO to exercise any remedy or right accruing upon any of the Events of Default shall impair any such remedy or right, nor be construed to be a waiver of any such right, nor an acquiescence in or to such default, nor shall it affect any subsequent default of the same, or of a different, nature.

15. AMGRO shall hold the Shares and Stock Options pledged hereunder as security to assure the Pledgor's obligations under the Note and this Stock Pledge and Loan Agreement, and the Shares shall remain so pledged to AMGRO until the Loan is repaid in full with interest, and upon such payment in full of the principal and interest under the Note AMGRO shall immediately re-deliver the Shares and Stock Options pledged hereunder to the Pledgor, duly indorsed, and this Agreement shall terminate.

16. All rights and remedies of AMGRO given hereunder, and now or hereafter existing at law or in equity, shall inure to the benefit of itself, its successors and assigns. All liabilities and all obligations, warranties and covenants of the Pledgor, whether evidenced hereby or by any other instrument, shall bind the Pledgor's heirs, legal representatives, successors, and assigns;

17. This Agreement and all rights, duties and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the Commonwealth of Massachusetts, exclusive of its conflicts of law provisions, and if any of the provisions of this Agreement shall contravene or be invalid under such law, such contravention or invalidity shall not invalidate the whole Agreement, but it shall be construed as if the same did not contain the particular provision or provisions held to be invalid by a court of competent jurisdiction, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

18. Neither this Agreement, nor any liabilities, obligations, warranties or covenants hereunder are assignable by the Pledgor, in whole or in part, without the express written permission of AMGRO; provided, however, that the same shall be binding upon and inure to the benefit of the Pledgor's executor(s), administrator(s) or other legal or personal representative(s) of the Pledgor's estate(s).

19. Any notice, request, instruction or other document to be given hereunder shall be in writing and, except as otherwise provided herein, shall be delivered personally, or sent by registered or certified mail as follows:
     (i) if, to AMGRO: President, AMGRO, Inc., 100 North Parkway, Worcester, Massachusetts 01653; (ii) if, to the Pledgor to: Robert P. Restrepo, 6 Kenmore Road, Bloomfield, Connecticut 06000; (iii) to such other addresses as either party hereto may hereinafter designate in writing to the other party.

20. The representations, warranties, covenants and agreements herein contained shall survive the execution of this Agreement until payment in full of the indebtedness under the Note.


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                                       7

21. This instrument and any other exhibits, and/or documents incorporated herein by reference shall represent the entire agreement between the parties hereto with respect to the subject matter hereof, and may not be altered, amended or modified except by an instrument in writing signed by the party(ies) to be bound.

22. At any time requested by AMGRO, the Pledgor shall perform such other acts and/or sign such other documents, instruments and/or certificates as AMGRO, in its discretion, shall deem necessary, proper or convenient to carry out the purposes and provisions of this Agreement.

23. Pledgor agrees to pay and save AMGRO harmless against liability from the payment of all out-of-pocket expenses arising in connection with this Agreement and any supple-mental agreement(s) hereto and the reasonable fees and expenses of counsel for AMGRO. The Pledgor shall pay to AMGRO on demand any and all expenses, including reasonable counsel fees, incurred or paid by AMGRO in protecting or enforcing its rights upon or under this Agreement or the Note. After deducting all of such expenses, the residue of any proceeds of collection or sale of the Shares and/or the Stock Options shall be applied to the payment of principal or interest (if any) on any obligations of Pledgor to AMGRO, and the Pledgor shall remain liable for any deficiency. Any excess shall be returned to the Pledgor.

24. The Pledgor waives presentment, demand, notice, protest, notice of acceptance of this Agreement, and all other demands and notices of any description. With respect to both the liability existing hereunder and under the terms of the Note, the Shares and the Stock Options, the Pledgor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of the Shares and/or Stock Options, to the acceptance of partial payments thereon and the settlement, compromise or adjustment of any thereof, all in such manner and at such time or times as AMGRO may deem advisable.

25. If at any time or times by assignment or otherwise, AMGRO transfers any obligations or any security therefor, such transfer shall carry with it AMGRO's powers and rights under this Agreement or any supplemental agreement hereto with respect to the obligations and/or security transferred and the transferee shall become vested with said powers and rights, whether or not they are specifically referred to in the transfer. If and to the extent that AMGRO retains any other obligation or security, AMGRO will continue to have the rights and powers herein set forth with respect thereto.

26. Whenever there is no outstanding obligation and no commitment on the part of AMGRO under any agreement which might give rise to an obligation, Pledgor may terminate this Agreement upon written notice to AMGRO. Prior to such termination, this shall be a continuing agreement in every respect. As used herein, the term "obligation" shall include any and all liabilities of the Pledgor to AMGRO of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing

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                                       8

     or hereafter arising, regardless of how they arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument. In addition, such obligations shall include obligations to perform acts and refrain from taking action, as well as obligations to pay money.

27. The Pledgor shall at all times at the request of AMGRO make and deliver all further assurances and other instruments as may be desirable in the opinion of AMGRO to assure to AMGRO the interest(s) and the right(s) given, or intended to be given, to AMGRO hereunder.

28. All data, financial statements, books, records and/or other materials furnished by the Pledgor to AMGRO in connection with the Note or this Agreement are and have been accurate and complete, do fairly and accurately present the financial condition of the Pledgor, and do not omit or misstate any material information.

29. Any deposits, payments or other sums at any time credited by or due from AMGRO or the affiliates and/or subsidiaries of AMGRO to the Pledgor, and any cash, credits, securities or other property of the Pledgor in the possession of AMGRO or the affiliates and/or subsidiaries thereof may at all times be held and treated as security for the payment and performance of the obligations of the Pledgor under the Note and this Agreement. Regardless of the adequacy of the Shares and/or Stock Options, or any other collateral, any deposits, payments or other sums at any time credited by or due from AMGRO or the affiliates and/or subsidiaries of AMGRO to the Pledgor may, at AMGRO's discretion, be set off against any and all of the obligations of the Pledgor under the Note and this Agreement whether or not then matured or due.

30. A carbon, photocopy or other reproduction of this Agreement or any financing statement relating to this Agreement or the obligations arising hereunder shall be sufficient as a financing statement.

31. Except as disclosed, in writing, by the Pledgor to AMGRO, (a) all federal and other tax returns required to be filed by the Pledgor have been filed and all taxes required by such returns have been paid, and (b) Pledgor has not received any notice from the Internal Revenue Service or other taxing authority proposing or demanding additional or supplemental taxes.

32. AMGRO, by accepting the pledge of the Shares and Stock Options, or by releasing any or all of the Shares to the Pledgor, shall not be deemed to have assumed any obligation or liability to Pledgor or to any third party, and Pledgor agrees to indemnify, defend and hold AMGRO harmless in respect to any claim or proceeding arising out of any matter arising therefrom.

33. If after receipt of any payment of all or any part of the indebtedness of Pledgor to AMGRO is for any reason compelled to surrender such payment to any person or entity


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                                       9

     because such payment is determined to be void or voidable as a preference, an impermissible setoff, or a diversion of funds, or for any other reason, the terms and conditions of this Agreement shall continue in full force and effect and Pledgor shall be liable for, and shall indemnify and hold AMGRO harmless for, the amount of such payment surrendered. The provisions of this Section shall be and remain effective notwithstanding any contrary action which may have been taken by AMGRO in reliance upon such payment, and any such contrary action so taken shall be without prejudice to AMGRO's rights hereunder and under the Note, and shall be deemed to have been conditioned upon such payment having become final and irrevocable. The provisions of this Section shall survive the termination of this Agreement.

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                                       10

PLEDGOR ACKNOWLEDGES THAT PLEDGOR HAS READ THIS AGREEMENT, THAT PLEDGOR UNDERSTANDS AND AGREES TO THE TERMS AND CONDITIONS CONTAINED IN THIS AGREEMENT AND THAT PLEDGOR HAS RECEIVED A COPY OF THIS AGREEMENT, WITH THE AFOREMENTIONED EXHIBITS A, B, AND C ATTACHED HERETO, ON TODAY'S DATE.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the year and date first above written.


ROBERT P. RESTREPO, JR.                     AMGRO, INC.

/s/ Robert P. Restrepo, Jr.                 By: /s/ John P. Kavanaugh
---------------------------                    ----------------------
Robert P. Restrepo, Jr.                     Title:  President
                                                   -----------

MARY FRANCES RESTREPO

/s/ Mary Frances Restrepo
-------------------------
Mary Frances Restrepo






Commonwealth of Massachusetts       )
                                    ) ss.
County of Worcester                 )

     On this 25th day of June, 2001, before me personally appeared John P. Kavanaugh, to me known, who being duly sworn did depose and say that (s)he is the President of AMGRO, INC. and that (s)he executed the foregoing instrument on behalf of the said AMGRO, INC. for the purposes therein expressed and as its free act and deed.


         (SEAL)                             /s/ Sandra L. Morin
                                            -------------------
                                            Notary Public
                                            My Commission Expires: 8-16-2007


State of Massachusetts )
                       ) ss.
County of Worcester    )

     On this 25th day of June, 2001, before me personally appeared
Robert P. Restrepo, Jr., to me known, who being duly sworn did depose and say that he is the individual named above and that he executed the foregoing instrument on his behalf for the purposes expressed therein and as his free act and deed.

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                                       11


         (SEAL)                             /s/ Sandra L. Morin
                                            -------------------
                                            Notary Public
                                            My Commission Expires: 8-16-2007

State of Massachusetts )
                       ) ss.
County of Worcester    )

     On this 25th day of June, 2001, before me personally appeared Mary
Frances Restrepo, to me known, who being duly sworn did depose and say that she is the individual named above and that she executed the foregoing instrument on her behalf for the purposes expressed therein and as her free act and deed.

         (SEAL)                             /s/ Sandra L. Morin
                                            -------------------------------
                                            Notary Public
                                            My Commission Expires: 8-16-2007

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                                       12

                                    EXHIBIT A
                                    ---------

                                   CREDIT LINE
                                 PROMISSORY NOTE

LENDER:                  AMGRO, Inc.
                         100 North Parkway
                         Worcester, Massachusetts 01605
                         (hereinafter referred to as "Lender")

BORROWERS:               Robert P. Restrepo, Jr.
                         Mary Frances Restrepo
                         (the "Borrowers")


DATE OF NOTE: February 5, 2001

MATURITY DATE: February 5, 2006

LOAN AMOUNT: ONE MILLION DOLLARS ($1,000,000.00)

FOR VALUE RECEIVED, the Borrowers hereby promise to pay to Lender, or order, at Lender's address listed above (or such other address as Lender may notify Borrowers the PRINCIPAL sum of ONE MILLION DOLLARS ($1,000,000.00) and to pay interest thereon as set forth herein.

MULTIPLE ADVANCE: The maximum amount that Borrowers may borrow under this Note shall be the Loan Amount of One Million Dollars ($1,000,000.00) specified above. As of May 10, 2001, Borrowers have reserved the amount of $126,468.00 and future principal advances are contemplated, subject to the terms and conditions herein contained.

FUTURE ADVANCES: Future advances of PRINCIPAL shall be made upon request by Borrower. Notwithstanding the foregoing, however, Lender and Borrowers expressly agree that Lender may, if there is a default under the Pledge Agreement or if the collateral given pursuant to the terms of the Stock Pledge Agreement is not adequate security for this Note, limit or refrain from making future advances to Borrowers pursuant to the terms of this Note. No such limitation on, or failure to extend, future advances to Borrowers shall modify, limit or otherwise effect the Borrowers' duty and obligation to repay principal and interest on any amount(s) advanced to Borrowers by Lender pursuant to the terms hereof.

PAYMENTS: Borrowers agree to pay, in full, any PRINCIPAL balance, and any accrued interest, at maturity on February 5, 2006 unless such date is extended in accordance with the terms hereof. Borrowers agree to pay interest on the PRINCIPAL balance(s) owing from time to time hereunder at the annual rate of 5.87%, compounded annually.

PURPOSE: The purpose of this loan is for reconstruction and refurbishment of the premises

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                                       13

located at 757 Salisbury Street, Worcester, Massachusetts.


STOCK PLEDGE AND LOAN AGREEMENT: The Stock Pledge and Loan Agreement (the "Pledge Agreement") between Lender and Borrowers is attached hereto as Exhibit A, and the terms and conditions of said Pledge Agreement are incorporated herein and made a part hereof by reference.

MORTGAGE: The Mortgage between Lender and Borrowers is attached hereto as Exhibit B, (the "Mortgage") and the terms and conditions of said Mortgage are incorporated herein and made a part hereof by reference.

WAIVER: Borrowers hereby waive presentment, demand for payment, notice of dishonor, protest and all other notices and demands in connection with the delivery, acceptance, performance, default, collection or endorsement of this Note.

COLLECTION COSTS: Borrowers agree that, subject to any limitation imposed by applicable law, if this Note or any part or portion thereof is collected by suit, attorney, or collection agent, Borrowers shall pay in addition to any amount(s) due under this Note all expenses, including without limitation attorneys' fees and legal expenses, incurred by Lender in endeavoring to collect any amounts payable hereunder.

INVALIDITY: If any of the provisions of this Note shall contravene, or be invalid under the laws of any jurisdiction where used, such contravention or invalidity shall not invalidate this Note in its entirety, but this Note shall be construed as if it did not contain the particular provision(s) held to be invalid in such particular jurisdiction, and the rights and obligations of Lender and Borrower shall be construed and enforced accordingly.

DEFAULT: In the event of any default in the payment of any obligation when due hereunder, which such default is not cured within five (5) days of written notice from Lender to Borrower that same has become due or in the event of any default as defined in the Pledge Agreement, any and all obligations hereunder, including without limitation the payment of PRINCIPAL and interest thereon, shall, at the option of Lender, become immediately due and payable without notice or demand. In addition, Lender shall have all of the rights available to Lender under the Mortgage and the Pledge Agreement, at law, and in equity.

TERMINATION OF EMPLOYMENT: In the event that Robert P. Restrepo's employment with First Allmerica Financial Life Insurance Company ("First Allmerica") and/or the subsidiaries and affiliates thereof is terminated for any reason by Robert
P. Restrepo, Jr. or First Allmerica, any and all obligations hereunder, including without limitation the payment of PRINCIPAL and interest thereon, shall, at the option of Lender, become immediately due and payable without notice or demand. In addition, Lender shall have all of the rights available to Lender under the Mortgage and the Pledge Agreement at law, and in equity.

CHANGE OF CONTROL: In the event a change in control (as said term is defined in the Allmerica Financial Corporation Long-Term Stock Incentive Plan) occurs and Robert P. Restrepo, Jr. receives or is eligible to receive a cash payment any and all obligations hereunder including, without limitation, the payment of Principal and interest thereon, shall at the option of Lender become immediately due and payable without notice or demand. In addition, Lender shall have all of the rights available to Lender under the Mortgage and the Pledge Agreement, at law, and in equity.

LATE PAYMENT: In the event that any monetary payment or obligation under this Note shall become overdue for a period in excess of ten (10) days, a "late charge" equal to four percent (4%) of such overdue payment or obligation may be charged by the Lender for the purpose of defraying expenses associated with delinquent payments.

GOVERNING LAW: Any question arising with regard to this Note shall be governed by, and this Note shall be construed in accordance with, the laws of the Commonwealth of Massachusetts without regard to its provisions concerning conflict of laws.

PREPAYMENT: Borrowers may prepay PRINCIPAL, in whole or in part, without penalty.

BORROWERS ACKNOWLEDGE THAT IT HAS READ THIS NOTE, THAT IT UNDERSTANDS AND AGREES TO THE TERMS AND CONDITIONS CONTAINED IN THIS NOTE AND THAT IT HAS RECEIVED A COPY OF THIS NOTE, WITH THE AFOREMENTIONED LOAN AGREEMENT AND SECURITY AGREEMENT ATTACHED AS EXHIBIT A, AND THE MORTGAGE ATTACHED AS EXHIBIT B, ON TODAY'S DATE.

Lender hereby acknowledges and agrees that Mary Frances Restrepo shall not be personally liable for the repayment of the indebtedness evidenced hereby.

IN WITNESS WHEREOF, the Borrowers have signed this Note as of the day and year first above written.

"Borrowers"

ROBERT P. RESTREPO, JR.

/s/ Robert P. Restrepo, Jr.
---------------------------
Robert P. Restrepo, Jr.


MARY FRANCES RESTREPO

/s/ Mary Frances Restrepo
---------------------------
Mary Frances Restrepo

Commonwealth of Massachusetts  )
                               ) SS.
County of Worcester            )                              June 25, 2001


On this 25th day of June, 2001 before me personally appeared Robert P. Restrepo, Jr., to me known and known by me to be the person who executed the foregoing instrument, and after being duly sworn he acknowledged that he executed the same as his free act and deed.


         (SEAL)                                 /s/ Sandra L. Morin
                                                --------------------
                                                Notary Public

                                                My Commission Expires: 8-16-2007


Commonwealth of Massachusetts  )
                               ) SS.
County of Worcester            )                              June 25, 2001


On this 25th day of June, 2001 before me personally appeared Mary Frances Restrepo, to me known and known by me to be the person who executed the foregoing instrument, and after being duly sworn she acknowledged that she executed the same as her free act and deed.


         (SEAL)                                 /s/ Sandra L. Morin
                                                --------------------
                                                Notary Public

                                                My Commission Expires: 8-16-2007

                                    EXHIBIT B
                                    ---------

                     Description of Stock Options and Shares

Shares
------
  Grant Date         Number of Shares    Certificate Number               Type of Stock
  ----------         ----------------    ------------------               -------------
05/26/98                    6,000                                   Restricted until 05/26/01
05/26/98                   10,000                                   Restricted until 05/26/01
02/21/99                    2,000                                   Restricted until 02/21/02
09/10/00                    3,796                                   Restricted until 03/10/03
Various Dates              12,000                                   Unrestricted but subject
                                                                    to margin loan(s)
02/18/01                    5,000                                   Restricted until 2/18/04



Stock Options
-------------
  Grant Date           Number of Shares        Grant Price                  Type of Stock
  ----------           ----------------        -----------                  -------------
05/26/98                     7,810                $64.00                        ISO's
02/21/99                    42,190                $64.00                        NQSO's
02/21/99                    32,000                $52.0625                      NQSO's
02/20/2000                  30,750                $44.56                        NQSO's
02/18/2001                  32,500                $57.00                        NQSO's

                                    EXHIBIT C


12,000 shares purchased by Robert P. Restrepo, Jr. are currently subject to a margin loan from Merrill Lynch. The amount of this loan or loans is approximately $425,000. Amgro shall have a second lien on the 12,000 shares until the margin loan(s) are repaid. Once the margin loan(s) are satisfied, Amgro shall have a first lien on said shares. The parties acknowledge that the Merrill Lynch margin loan(s) will be satisfied by selling a portion of the shares. Robert P. Restrepo, Jr. agrees to satisfy the Merrill Lynch margin loans on the earlier of when the fair market value of Allmerica Financial Corporation shares equal $60 per share or December 31, 2001.